SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2006

United American Corporation
(Exact name of registrant as specified in its charter)

Florida	000-27621	95-4720231
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1080 Beaver Hall, Suite 155, Montreal, Quebec Canada	H2Z 1S8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 514-313-6010

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 17, 2006 the Company’s board of directors concluded that the following financial statements previously issued should no longer be relied upon because of errors in such financial statements:

▪	the audited financial statements included in the annual report on Form 10-KSB for the year ended December 31, 2003;
▪	the unaudited financial statements included in the quarterly report on Form 10-QSB for the period ended March 31, 2004;
▪	the unaudited financial statements included in the quarterly report on Form 10-QSB for the period ended June 30, 2004;
▪	the unaudited financial statements included in the amended quarterly report on Form 10-QSB/A for the period ended September 30, 2004;
▪	the audited financial statements included in the annual report on Form 10-KSB for the year ended December 31, 2004;
▪	the unaudited financial statements included in the quarterly report on Form 10-QSB for the period ended March 31, 2005;
▪	the unaudited financial statements included in the quarterly report on Form 10-QSB for the period ended June 30, 2005; and
▪	the unaudited financial statements included in the quarterly report on Form 10-QSB for the period ended September 30, 2005.

The Company erred by failing to properly account for shares of common stock issued between July 1, 2003 and December 31, 2003 when compiling the Statement of Stockholder’s Deficiency for the year ended December 31, 2003 and the Consolidated Balance Sheet as of December 31, 2003. Subsequent Statements of Stockholder’s Deficiency and Consolidated Balance Sheets included in the Company’s periodic reports are inaccurate as a result of this error.

The Company erred by failing to properly include on the Company’s Consolidated Balance Sheet as of December 31, 2003 included in the annual report on Form 10-KSB for the year ended December, 31, 2003 capital assets acquired pursuant to the share exchange agreement entered into with 3874958 Canada Inc. on July 18, 2003. Subsequent Consolidated Balance Sheets included in the Company’s periodic reports are inaccurate as a result of this error.

The Company erred by failing to include in the consolidated financial statements for the periods set forth above financial information from the operations of the Company’s subsidiary, 3894517 Canada Inc. 3894517 Canada Inc. was incorporated in Canada on May 21, 2001 and was acquired by the Company on January 1, 2004.

The Company also erred by failing to include in the consolidated financial statements certain disbursements from banking accounts maintained by 3894517 Canada Inc., a wholly owned subsidiary of the Company, for the quarterly periods ending March 31, 2004 and June 30, 2004.

The Company’s board of directors or any of its officers did not discuss the matters disclosed in this Item 4.02 with the Former Accountants, Madsen & Associates, CPA’s Inc. or Schwartz Levitsky Feldman LLP. The Company has discussed the matters disclosed in this Item 4.02 with its new independent accountant, Michael Pollack, CPA. Following the correction of the errors reported in this Item 4.02, the Company will restate its financial statements for the affected periods and amend its annual report on Form 10-KSB for the year ended December 31, 2003, its quarterly report on Form 10-QSB for the period ended March 31, 2004, its quarterly report on Form 10-QSB for the period ended June 30, 2004, its amended quarterly report on Form 10-QSB/A for the period ended September 30, 2004, its annual report on Form 10-KSB for the year ended December 31, 2004, its quarterly report on Form 10-QSB for the period ended March 31, 2005, its quarterly report on Form 10-QSB for the period ending June 30, 2005 and its quarterly report on Form 10-QSB for the period ended September 30, 2005. The restatements will also correct errors previously disclosed in a current report on Form 8-K/A filed by the Company on September 27, 2005. The Company will also take action to correct any errors, omissions, or misrepresentations brought to the Company’s attention by its new independent accountant, Michael Pollack, CPA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United American Corporation

/s/ Simon Lamarche
Simon Lamarche
Chief Executive Officer, Chief Financial Officer, and Director

Date: March 17, 2006